                                                                   Exhibit 99.03

                     MONTHLY CERTIFICATEHOLDERS' STATEMENT

                     FIRST USA BANK, NATIONAL ASSOCIATION

               -------------------------------------------------
               FIRST USA CREDIT CARD MASTER TRUST, SERIES 1994-8
               -------------------------------------------------

               Monthly Period:                       5/1/00 to
                                                     5/31/00
               Distribution Date:                    6/15/00
               Transfer Date:                        6/14/00

Under Section 5.02 of the Pooling and Servicing Agreement dated as of September 1, 1992 (the "Pooling and Servicing Agreement") by and between First USA Bank, National Association, (the "Bank") and The Bank of New York (Delaware), as trustee (the "Trustee") the Bank, as Servicer, is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the First USA Credit Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date noted above and with respect to the performance of the Trust during the month noted above is set forth below. Certain information is presented on the basis of an original principal amount of $1,000 per Series 1994-8 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amount for the Trust as a whole. Capitalized terms used in this Monthly Certificateholders' Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

  A. Information Regarding the Current Monthly Distribution.
     ------------------------------------------------------

     1.   The total amount of the distribution to
          Certificateholders on the Distribution Date per
          $1,000 original certificate principal amount
                                      Class A  (Quarterly)              $0.00000
                                      Class B  (Quarterly)              $0.00000
                                      CIA                               $6.18278

     2.   The amount of the distribution set forth in
          paragraph 1 above in respect of interest on
          the Certificates, per $1,000 original
          certificate principal amount
                                      Class A  (Quarterly)              $0.00000
                                      Class B  (Quarterly)              $0.00000
                                      CIA                               $6.18278
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1994-8
Page 2


     3.   The amount of the distribution set forth in paragraph 1
          above in respect of principal on the Certificates, per
          $1,000 original certificate principal amount
                                      Class A  (Quarterly)              $0.00000
                                      Class B  (Quarterly)              $0.00000
                                      CIA                               $0.00000

B.   Information Regarding the Performance of the Trust.
     --------------------------------------------------

     1.   Allocation of Principal Receivables.
          -----------------------------------

          The aggregate amount of Allocations of Principal Receivables processed during the Monthly Period which were allocated in respect of the Certificates

                                      Class A                     $70,664,921.48
                                      Class B                     $ 5,537,366.22
                                      CIA                         $ 8,941,068.43
                                                                  --------------
                                      Total                       $85,143,356.13

     2.   Allocation of Finance Charge Receivables
          ----------------------------------------

          (a1) The aggregate amount of Allocations of Finance Charge Receivables processed during the Monthly Period which were allocated in respect of the Certificates

                                      Class A                      $7,437,246.93
                                      Class B                      $  582,789.29
                                      CIA                          $  941,017.58
                                                                   -------------
                                      Total                        $8,961,053.80

          (b1) Interest Funding Investment Proceeds (to Class A)  $    11,617.23
          (b2) Principal Funding Investment Proceeds (to Class A) $         0.00
          (b3) Withdrawals from Reserve Account (to Class A)      $         0.00
                                                                  --------------
               Class A Available Funds                            $ 7,448,864.16

          (c1) Interest Funding Investment Proceeds (to Class B)     $    909.79
               Class B Available Funds                               $583,699.08

     3.   Principal Receivable / Investor Percentages
          -------------------------------------------

          (a)  The aggregate amount of Principal Receivables in
               the Trust as of the last day of the Monthly
               Period                                         $36,124,641,027.99
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1994-8
Page 3

          (b)  Invested Amount as of the last day of the preceding
               month (Adjusted Class A Invested Amount
               during Accumulation Period)
                                       Class A                   $500,000,000.00
                                       Class B                   $ 39,157,000.00
                                       CIA                       $ 63,253,000.00
                                                                 ---------------
                                       Total                     $602,410,000.00

          (c)  The Floating Allocation Percentage: The Invested
               Amount set forth in paragraph 3(b) above as a
               percentage of the aggregate amount of Principal
               Receivables as of the Record Date set forth in
               paragraph 3(a) above
                                       Class A                            1.384%
                                       Class B                            0.108%
                                       CIA                                0.175%
                                                                          -----
                                       Total                              1.667%

          (d)  During the Amortization Period: The Invested Amount
               as of ______ (the last day of the Revolving Period)
                                       Class A                             $0.00
                                       Class B                             $0.00
                                       CIA                                 $0.00
                                                                           -----
                                       Total                               $0.00

          (e)  The Fixed/Floating Allocation Percentage: The Invested
               Amount set forth in paragraph 3(d) above as a
               percentage of the aggregate amount of Principal
               Receivables set forth in paragraph 3(a) above
                                       Class A                            0.000%
                                       Class B                            0.000%
                                       CIA                                0.000%
                                                                          -----
                                       Total                              0.000%

     4.   Delinquent Balances.
          -------------------

          The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the Monthly Period

          (a) 35 - 64 days                                     $  428,403,170.53
          (b) 65 - 94 days                                     $  277,772,886.82
          (c) 95 - 124 days                                    $  231,052,772.40
          (d) 125 - 154 days                                   $  196,167,513.76
          (e) 155 - 184 days                                   $  164,129,162.83
          (f) 185 or more days                                 $            0.00
                                                               -----------------
                                       Total                   $1,297,525,506.34
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1994-8
Page 4

     5.   Monthly Investor Default Amount.
          -------------------------------

          (a)  The aggregate amount of all defaulted Principal
               Receivables written off as uncollectible during the Monthly Period allocable to the Invested Amount (the aggregate "Investor Default Amount")

                                              Class A              $3,356,048.09
                                              Class B              $  262,982.92
                                              CIA                  $  424,632.97
                                                                   -------------
                                              Total                $4,043,663.98

          (b) The amount set forth in paragraph 5(a) above in respect of the Monthly Investor Default Amount, per original $1,000 interest

                                              Class A                      $6.71
                                              Class B                      $6.72
                                              CIA                          $6.71
                                                                           -----
                                              Total                        $6.71

     6.   Investor Charge-Offs & Reimbursements of Charge-Offs.
          ----------------------------------------------------

          (a)  The aggregate amount of Class A Investor Charge-
               Offs and the reductions in the Class B Invested
               Amount and the CIA
                                              Class A                      $0.00
                                              Class B                      $0.00
                                              CIA                          $0.00
                                                                           -----
                                              Total                        $0.00

          (b) The amounts set forth in paragraph 6(a) above, per $1,000 original certificate principal amount (which will have the effect of reducing, pro rata, the amount of each Certificateholder's investment)

                                              Class A                      $0.00
                                              Class B                      $0.00
                                              CIA                          $0.00
                                                                           -----
                                              Total                        $0.00
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1994-8
Page 5

          (c)  The aggregate amount of Class A Investor Charge-
               Offs reimbursed and the reimbursement of reductions in the Class B Invested Amount and the CIA

                                              Class A                      $0.00
                                              Class B                      $0.00
                                              CIA                          $0.00
                                                                           -----
                                              Total                        $0.00

          (d) The amounts set forth in paragraph 6(c) above, per $1,000 interest (which will have the effect of increasing, pro rata, the amount of each Certificateholder's investment)

                                              Class A                      $0.00
                                              Class B                      $0.00
                                              CIA                          $0.00
                                                                           -----
                                              Total                        $0.00

     7.   Investor Servicing Fee
          ----------------------
          (a) The amount of the Investor Monthly Servicing Fee payable by the Trust to the Servicer for the Monthly Period

                                              Class A                $625,000.00
                                              Class B                $ 48,946.25
                                              CIA                    $ 79,066.25
                                                                     -----------
                                              Total                  $753,012.50

          (b) The amount set forth in paragraph 7(a) above, per $ 1,000 interest

                                              Class A                $1.25000000
                                              Class B                $1.25000000
                                              CIA                    $1.25000000
                                                                     -----------
                                              Total                  $1.25000000

     8.   Reallocated Principal Collections
          ---------------------------------
               The amount of Reallocated CIA
               and Class B Principal Collections applied in respect of Interest Shortfalls, Investor Default Amounts or Investor Charge-Offs for the prior month.

                                              Class B                      $0.00
                                              CIA                          $0.00
                                                                           -----
                                              Total                        $0.00
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1994-8
Page 6

     9.   Collateral Invested Amount

          (a)  The amount of the Collateral Invested Amount
               as of the close of business on the related
               Distribution Date after giving effect to
               withdrawals, deposits and payments to
               be made in respect of the preceding month          $63,253,000.00

          (b)  The Required CIA Invested Amount as of the
               close of business on the related Distribution
               Date after giving effect to withdrawals,
               deposits and payments to be made in respect
               of the preceding month                             $63,253,000.00

     10.  The Pool Factor
          ---------------
               The Pool Factor (which represents the ratio of the amount of the Investor Interest on the last day of the Monthly Period, inclusive of any principal payments to be made on the related Distribution Date, to the amount of the Investor Interest as of the Closing Date). The amount of a Certificateholder's pro rata share of the Investor Participation Amount can be determined by multiplying the original denomination of the holder's Certificate by the Pool Factor

                                               Class A               1.00000000
                                               Class B               1.00000000
                                               Total                 1.00000000

         11.   The Portfolio Yield
               -------------------
                  The Portfolio Yield for the related Monthly Period       9.82%

         12.   The Base Rate
               -------------
                  The Base Rate for the related Monthly Period             8.97%

  C.     Information Regarding the Interest Funding Account
         --------------------------------------------------
                                                        Class A        Class B

         Beginning Balance                                $0.00            $0.00
          Plus:Interest for Related Monthly
              Period from Finance Charge Account $2,995,450.35 $241,666.59 Plus:Interest on Interest Funding
              Account Balance for Related
              Monthly Period                      $   11,617.23      $    909.79
          Less:Withdrawals to Finance Charge
              Account                             $   11,617.23      $    909.79
          Less:Withdrawals to Distribution
              Account                             $        0.00      $      0.00
          Ending Balance                          $2,995,450.35      $241,666.59

MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1994-8
Page 7

D    Information Regarding the Principal Funding Account
     ---------------------------------------------------

      1.   Accumulation Period

      (a)  Accumulation Period commencement date                     10/01/2001

      (b)  Accumulation Period Length (months)                                1

      (c)  Accumulation Period Factor                                     40.85

      (d)  Required Accumulation Factor Number                                8

      (e)  Controlled Accumulation Amount                       $500,000,000.00

      (f)  Minimum Payment Rate (last 12 months)                          14.06%


      2.   Principal Funding Account
           -------------------------

           Beginning Balance                                              $0.00
              Plus: Principal Collections for related Monthly
                    Period from Principal Account                         $0.00
              Plus: Interest on Principal Funding Account
                    Balance for related Monthly Period                    $0.00

              Less: Withdrawals to Finance Charge Account                 $0.00
              Less: Withdrawals to Distribution Account                   $0.00
                                                                          -----
                  Ending Balance                                          $0.00

      3.   Accumulation Shortfall
           ----------------------

                 The Controlled Deposit Amount for the previous
                 Monthly Period                                           $0.00

           Less: The amount deposited into the Principal Funding
                 Account for the Previous Monthly Period                  $0.00

                 Accumulation Shortfall                                   $0.00
                                                                          -----
                 Aggregate Accumulation Shortfalls                        $0.00

      4.   Principal Funding Investment Shortfall
           --------------------------------------

                 Covered Amount                                           $0.00

           Less: Principal Funding Investment Proceeds                    $0.00
                                                                          -----
                 Principal Funding Investment Shortfall                   $0.00
                                                                          -----

MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1994-8

E.   Information Regarding the Reserve Account
     -----------------------------------------

          1.  Required Reserve Account Analysis
              ---------------------------------

              (a)  Required Reserve Account Amount percentage          0.00000%

              (b)  Required Reserve Account Amount ($)                   $0.00
                   (0.5% of Invested Amount or other amount designated by Transferor)

              (c)  Required Reserve Account Balance after effect of
                   any transfers on the Related Transfer Date            $0.00

              (d)  Reserve Draw Amount transferred to the Finance
                   Charge Account on the Related Transfer Date           $0.00

          2.  Reserve Account Investment Proceeds
              -----------------------------------
              Reserve Account Investment Proceeds transferred to the
              Finance Charge Account on the Related Transfer Date        $0.00

          3.  Withdrawals from the Reserve Account
              ------------------------------------
              Total Withdrawals from the Reserve Account transferred
              to the Finance Charge Account on the related Transfer      $0.00
              Date (1 (d) plus 2 above)

          4.  The Portfolio Adjusted Yield
              ----------------------------
              The Portfolio Adjusted Yield for the related Monthly
              Period                                                      3.25%

MONTHLY CERTIFICATEHOLDER'S STATEMENT
Signature Page


                                   First USA Bank, National Association
                                   as Servicer


                                   By: /s/ Tracie Klein
                                       ---------------------------------
                                       Tracie Klein
                                       First Vice President